1st Quarter Earnings Conference 1 April 8, 2014 [Alcoa logo] Exhibit 99.2

Cautionary Statement

o[Alcoa logo]
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect
Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled Products and Engineered
Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, including facilities supplying auto sheet capacity or aluminum-lithium capacity, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the impact of union disputes, strikes or work stoppages; and (p) the other risk factors summarized in
Alcoa's Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Forward-Looking Statements
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-
GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Solid results in the first quarter – Transformation accelerates
1)   Excludes gain from sale of Suriname gold mine interest
o[Alcoa logo]
Strong
Operational
Performance
Strong earnings
(excluding special items)
increase
sequentially
–
Downstream: Record performance -
ATOI up 9% YoY
–
Midstream: Earnings rebound -
ATOI nearly triples QoQ;
record auto revenue
–
Upstream: Improved performance - 10 consecutive quarters
;
highest Alumina 1Q ATOI
1
since 2011
Productivity: $250 million across all segments
YoY
1Q 2014 Overview
Accelerating
Portfolio
Transformation
Commissioned
$300 million Davenport
automotive expansion
Investing
$40 million in
value-add specialty packaging
facility in Brazil
Expanding
proprietary wheel
facility in Hungary
Announced
~$300 million after -tax
restructuring
Australia, U.S. and Brazil
smelting capacity
totaling
421 kmt;
can sheet rolling capacity
of
200 kmt

William Oplinger Executive Vice President and Chief Financial Officer 4 April 8, 2014 [Alcoa logo]

Income Statement Summary

See appendix for Adjusted Income reconciliation
o[Alcoa logo]
$ Millions, except aluminum prices and per-share amounts
1Q13 4Q13 1Q14
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT) $2,398 $2,157 $2,205 ($193) $48
Revenue $5,833 $5,585 $5,454 ($379) ($131)
Cost of Goods Sold $4,847 $4,708 $4,495 ($352) ($213)
COGS % Revenue 83.1% 84.3% 82.4% (0.7% pts) (1.9 % pts.)
Selling, General Administrative, Other
$251 $255 $236 ($15) ($19)
SGA % Revenue 4.3% 4.6% 4.3% 0.0 % pts (0.3 % pts.)
($27) ($10) $25 $52 $35
Restructuring and Other Charges $7 $2,111 $461 $454 ($1,650)
Effective Tax Rate 27.4% (15.6%) 28.1% 0.7 % pts 43.7 % pts.
Net Income (Loss) $149 ($2,339) ($178) ($327) $2,161
Net Income (Loss) Per Diluted Share $0.13 ($2.19) ($0.16) ($0.29) $2.03
Income per Diluted Share excl Special Items $0.11 $0.04 $0.09 ($0.02) $0.05
Other (Income) Expense, Net

Special Items
1)  Total restructuring-related charges of $296 million expected to be approximately 55 percent cash, 45 percent non-cash
See appendix for Adjusted Income reconciliation
6
o[Alcoa logo]
$ Millions, except per-share amounts
4Q13 1Q14
Income Statement
Classification
Segment
Net Loss from Continuing Operations ($2,339) ($178)
Net Loss Per Diluted Share ($2.19) ($0.16)
Restructuring-Related
1
($302) ($296)
Restructuring/COGS/
Other Expenses (Income), Net
Corporate /
Primary Metals/
GRP
Tax Items
($361) $22 Income Taxes Corporate
Saudi Arabia Smelter Potline ($9) ($13)
COGS/
Other Expenses (Income), Net
Primary Metals
Massena Fire $5 $0
COGS
Primary
Metals/EPS/Corp
Goodwill Impairment
($1,719) $0 Goodwill Impairment Charge Corporate
Mark-to-Market Energy Contracts $7 $0
Other Expenses (Income), Net Corporate
Surgold Gain $0 $11 Other Expenses (Income), Net Alumina
Special Items ($2,379) ($276)
Net Income from Continuing Ops excl Special Items
$40 $98
Net Income per Diluted Share excl Special Items
$0.04 $0.09

Performance more than offsets cost headwinds and market impacts 7 See appendix for Adjusted Income reconciliation o[Alcoa logo]

LME drives Y-O-Y earnings decline; net productivity is positive 8 See appendix for Adjusted Income reconciliation o[Alcoa logo]

Any reference in our presentations to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix. See appendix for Adjusted EBITDA reconciliation
EPS generates record 1Q ATOI and EBITDA Margin
o[Alcoa logo]
Aerospace market remains
strong,
but impacted by lower U.S.
Defense spare parts demand
Gradual recovery in N.A. Non-Residential Construction continues;
European market decline is slowing
Stronger N.A. Heavy Duty Truck build rates partially offset by Europe
Share Gains through innovation and productivity continues across all sectors
ATOI is expected to increase 4-6% year-over-year;
first-time +$200M ATOI
Revenue up 3% sequentially driven by share gains across all markets
Record 1Q ATOI and EBITDA margin
1Q EBITDA margin at 22.2%, up 1.3 percentage points year-over-year
Quarterly ATOI up 9% year-over-year to $189M driven by productivity and strong Aerospace and Commercial Transportation
demand,
offsetting unfavorable weather impacts in North America
1Q 14
$189
Cost Increases
-$7
Productivity
$19
Price / Mix
$2
Volume
$7
4Q 13
$168
1Q 13 4Q 13 1Q 14
3
rd
Party Revenue ($ Millions)
1,423 1,405 1,443
ATOI ($ Millions)
173 168 189
EBITDA Margin
20.9% 20.3% 22.2%
1
st
Quarter Results 1
st
Quarter Business Highlights
1
st
Quarter Performance Bridge
1Q14 Actual and 2Q14 Outlook – Engineered Products and Solutions
$ Millions
2
nd
Quarter Outlook

GRP nearly triples profitability from productivity and higher mill utilization
See appendix for Adjusted EBITDA reconciliation
o[Alcoa logo]
$ Millions
1Q14 Actual and 2Q14 Outlook – Global Rolled Products
1
st
Quarter Results 1
st
Quarter Business Highlights
1
st
Quarter Performance Bridge
1Q 14
$59
Portfolio
Actions
-$11
Cost
Decreases
$28
Prod-
uctivity
$6
Price / Mix
-$8
Volume
$6
Currency
$2
Metal
$15
4Q 13
$21
Record automotive sheet revenue – continued high shipments
Pricing and volume pressures in Packaging
Productivity gains through strong focus on cost reduction
Favorable fixed cost absorption from higher mill utilization
Costs associated with Australia portfolio actions of $11M
Auto demand expected to stay strong
Continued
pressure on packaging prices and volumes
Unfavorable cost impact from business continuity
preparation
ATOI is expected to increase ~20% sequentially,
excluding FX and assuming no change in metal price
1Q 13 4Q 13 1Q 14
3
rd
Party Revenue ($ Millions)
1,779 1,645 1,677
ATOI ($ Millions)
81 21 59
Adjusted EBITDA/MT
385 185 315
2
nd
Quarter Outlook
Strengthening demand for
Industrial;
pricing pressures continue
Industrial volumes expected to strengthen;
continued pricing pressures

Alumina pricing and productivity drive highest 1Q ATOI since 2011

o[Alcoa logo]
$ Millions
1Q14 Actual and 2Q14 Outlook – Alumina
1
st
Quarter Results 1
st
Quarter Business Highlights
1
st
Quarter Performance Bridge
$18
$8
$37
$9
$92
$70
-$7
1Q 14
Portfolio
Actions
Cost
Inc/RM
Energy
-$4
Prod -
uctivity
Price
/ Mix
Volume
-$15
Currency LME
-$24
4Q 13
Sixth straight quarter of increased profits;
highest 1Q ATOI since 2011, $74M before Surgold sale gain
Performance gains offset market factors
Strong Alumina index (API) pricing increases ATOI by $37M
Sale of Surgold generated $18M ATOI
65% of 3 rd party shipments on spot or API for 2014;
API pricing follows 30-day lag and LME pricing follows 60-day lag
Production decline due to reduction at Pocos refinery in Brazil
Gain from Surgold sale does not repeat
Saudi JV refinery pre-operational costs increase $5M
Productivity gains will offset energy and cost
increases,
excluding Saudi JV
1Q 13 4Q 13 1Q 14
Production (kmt)
3,994 4,249 4,172
3
rd
Party Shipments (kmt)
2,457 2,578 2,649
3
rd
Party Revenue ($ Millions)
826 832 845
ATOI ($ Millions)
58 70 92
2
nd
Quarter Outlook
-$15 +$19
Market Performance

Primary Metals aggressively executing portfolio actions

o[Alcoa logo]
Pricing to follow 15-day lag to LME
Volumes impacted by Massena East and Brazilian curtailments
Saudi JV smelter restart completed
Productivity gains will offset energy and cost increases
Two fewer days in the quarter reduce volume by $8M
sequentially
Regional premiums, mix and product pricing drive
performance $70M higher than 4Q
Energy improvements of $24M from lower Spanish power
prices, partially offset by higher costs in other regions
Combined portfolio actions and Saudi JV smelter restart
total $21M
1Q14 Actual and 2Q14 Outlook – Primary Metals
1
st
Quarter Business Highlights
2
nd
Quarter Outlook
$ Millions
1
st
Quarter Results
1
st
Quarter Performance Bridge
-$15
Portfolio
Actions
-$14
Saudi
JV/
Massena
-$7
Cost
Inc/RM
Currency
$4
LME
-$25
4Q 13
-$35
1Q 14
Price
/Mix &
Vol.
$2
Prod -
uctivity
$24
Energy
-$26
$62
1Q 13 4Q 13 1Q 14
Production (kmt) 891 866 839
3
rd
Party Shipments (kmt) 705 717 617
3
rd
Party Revenue ($ Millions) 1,758 1,618 1,424
3
rd
Party Price ($/MT) 2,398 2,157 2,205
ATOI ($ Millions) 39 (35) (15)
Market Performance
-$21 +$62

Two day year-over-year improvement in average DWC
See appendix for days working capital reconciliation

o[Alcoa logo]
Average Days Working Capital since First Quarter 2009
30
28
31
29
32
30
36
35
34
36
40 40 40
37
44
43
42
47
51
55
37
25 days;
$1.6 Billion

1
st
Quarter Cash Flow Overview
14
See appendix for Free Cash Flow reconciliation
o[Alcoa logo]
($ Millions) 1Q13 4Q13 1Q14
Net Income before Noncontrolling Interests
$170 ($2,310) ($197)
DD&A
$361 $350 $340
Change in Working Capital
($323) $522 ($687)
Pension Contributions
($83) ($108) ($91)
Other Adjustments
($195) $2,466 $84
Cash from Operations
($70) $920 ($551)
Dividends to Shareholders
($33) ($33) ($33)
Change in Debt
$90 ($14) ($14)
Distributions to Noncontrolling Interests
($25) ($29) ($35)
Contributions from Noncontrolling Interests
$15 $0 $20
Other Financing Activities
$0 $11 $72
Cash from Financing Activities
$47 ($65) $10
Capital Expenditures
($235) ($422) ($209)
Other Investing Activities
($50) ($3) ($31)
Cash from Investing Activities
($285) ($425) ($240)
1Q13, 4Q13 & 1Q14 Cash Flow

See appendix for Net Debt-to-Capital reconciliation
Lowest debt since 3Q 2007; Debt-to-Cap down to target range
762
1,481
1,543 1,939
1,861
1,437
665
1Q14
7,747
7,082
2013
8,319
6,882
2012
8,829
6,968
2011
9,371
7,432
2010
9,165
7,622
2009
9,819
8,338
2008
10,578
9,816
(millions)
Debt to Cap Net Debt Cash
38.1%
42.5%
38.7%
34.9%
35.3%
34.8%
35.0%
Debt, Net Debt, and Debt-to-Capital %
o[Alcoa logo]

Aggressive targets drive growth and operational performance in 2014

o[Alcoa logo]
2014 Annual Financial Targets
Deliver
Operational
Performance
Drive Productivity Gains of $850M
Process productivity
Procurement savings
Overhead cost reductions
Invest in the
Future; Actively
Manage the
Base
Build Value-Add with Growth Capital of $500M
Invest in Saudi JV of $125M
Manage Sustaining Capital of $750M
Strengthen the
Balance Sheet
Generate Positive Free Cash Flow
Attain 30%-35% Debt -to-Capital

Robust demand continues; regional premiums at record levels

Global Aluminum Demand Growth at
7%
Aluminum Deficit Emerging
Inventory
is Stable
High Regional Premiums
See appendix for full scale charts
o[Alcoa logo]

Klaus Kleinfeld Chairman and Chief Executive Officer 18 April 8, 2014 [Alcoa logo]

Source: Alcoa analysis

2014 Market Conditions remain solid
o[Alcoa logo]
North America China Global Europe
8%
to
9%
sales growth
2%
to
3%
sales growth
4%
to
6%
sales growth
8%
to
12%
airfoil market
decline
6%
to
10%
prod growth
8%
to
12%
sales growth
7%
to
9%
sales growth
2%
to
3%
sales growth
2%
to
3%
sales decline
0%
to
4%
prod growth
1%
to
5%
prod decline
2%
to
5%
prod growth
1%
to
2%
sales decline
Aerospace
Automotive
Heavy Truck &
Trailer
Beverage Can
Packaging
Commercial Building
and Construction
Industrial Gas
Turbine
5%
to
9%
prod growth
-1%
to
3%
prod flat/growth
3%
to
4%
sales growth
1%
to
4%
prod growth
-1%
to
3%
prod flat/growth
Alcoa End Markets: Current Assessment of 2014 vs. 2013

More to Alcoa than meets the eye, exciting Value-Add Portfolio

Source: Alcoa analysis
1)  Based on dollar value. Global commercial vehicle wheel market includes trucks, trailers and buses
o[Alcoa logo]
2013 Alcoa value-add revenue by market ($B)
0.6
Other
1.5
Commercial
Building and
Construction
1.8
Industrial
Products
3.1
Packaging
1.3
Commercial
Transportation
0.8
Automotive
4.0
Aerospace
Revenues: $13.1B
Aerospace

Advanced Aerospace Structures
Aluminum
sheet, plate and
extrusions
Aluminum
and
titanium forgings
Structural castings;
~50%
titanium
, ~30%
aluminum
, and
~20%
nickel alloys
High Performance Engine Investment Castings
Global
leader
in
jet engine airfoils
100%
nickel super alloys
Innovative Fastening Systems
Global
leader
in aerospace
fastening
systems
Both
airframe
and
engine
applications
~40%
titanium
, ~25%
steel
and
~35%
nickel alloys
43%
$1.74
26%
$1.03
31%
$1.23
$4B Aerospace Portfolio; Multi-material Innovation Leader

o[Alcoa logo]

Re-Inventing the Wheel: Lighter & Brighter

1)  Based on conversion from Standard Steel to Wide-Base Aluminum
o[Alcoa logo]
Most innovative solutions for improved truck fuel efficiency and lowered maintenance cost
Alcoa’s Innovation Leadership is on a roll
$400
Heavy duty without the “Heavy” :
Ultra ONE™
New
17% Stronger
Proprietary
MagnaForce™ Alloy
World’s Lightest
wheel at
40 pounds
47% Lighter
than
Steel, 18% Lighter
than avg.
Aluminum
Helps
Save
up to
1,400 pounds
per rig¹
Replacing
18
Steel wheels with
Aluminum
offsets
Annual
Carbon Footprint
of average
Family of Four
10x
Improved
Corrosion Resistance
No
Mechanical or Chemical
Cleaning
Looks New
Longer
Investing
to
double capacity
in
Europe
67%
of 2013
Alcoa Wheel Sales
driven by Proprietary
Technology
Never loses its Shine:
Dura-Bright
®
Lower GHG
emissions
Reduced
operating cost
Improved
fuel efficiency
Increased payload
Customer needs

Growth for the long haul, winning out of the gate with Ultra ONE™

Source:  Alcoa analysis
1)   Based on dollar value;  Commercial Vehicle Market = Truck, Trailer & Bus
o[Alcoa logo]
Global commercial vehicle wheel market and customer conversion to Ultra ONE
™
Undisputed market leader, deep customer reach
Global Commercial Vehicle Wheel Market ($B)
and Penetration Rates¹
Al gaining ground in a growing market
Over 150 fleets specifying
67,000 Ultra
ONE™
wheels since introduction
TMC Transportation
converting to
Ultra
ONE™
wheels starting
in 2014
2018
2.7
50%
50%
2014
2.0
60%
40%
2010
1.5
70%
30%
Aluminum
Steel

Auto going aluminum: From Audi A100 in 1985… 24 1994 to Today: ~700,000 Aluminum Space Frame Audi’s Source: Audi o[Alcoa logo]

Source:  IHS
o[Alcoa logo]
As much as 700 lbs. lighter than its predecessor
Accelerates, brakes, tows
and resists corrosion
like never before
Source: Ford Motor Company website
2013:
~700,000
F-150s
Produced
“With my background in aerospace and
commercial airplanes,
aluminum
is
the
material of choice
.”
Alan Mulally, President and CEO
Ford Motor Company
CBS News
“The F
-150
establishes
aluminum
as
a
primary choice mainstream
auto
use.”
Automotive News
for
“When we put it all together, to have the
truck do what we wanted,
there was
only one answer: aluminum
Raj Nair, VP Global Product Development
Ford Motor Company
Wall Street Journal
“A stamped
aluminum body can
equal
or
outperform steel
in
overall
strength
,
dent
resistance and
crash protection
…”
The New York Times
…to 2015: going Mass-Market with the Ford F-150
Military - grade aluminum alloys
in body and bed
.”

* Total investment relates to rolling mill capability expansion to include auto sheet, building and construction sheet and foil stock.
Alcoa’s investment portion is ~$95M
Capitalizing on our Leading Position as Auto goes Lightweight
26
o[Alcoa logo]
136
55
14
2012 2025 2015
North America Aluminum Body Sheet
Content Per Vehicle (in lbs)
1,300
580
330
229
166
2018 2015 2014 2013 2012
Projected Alcoa Auto Sheet
Revenues ($M)
Projected aluminum content per vehicle, Alcoa automotive growth projects and Alcoa auto sheet revenue
Increasing Aluminum Intensity 6X Revenue Increase by 2018
~$300M
investment
completed in
4Q 2013
Undergoing
customer
qualifications
~$300M
investment;
completion in
mid-2015
Enables
flexible
production
Positioned to Capture Growth
~$400M
total
investment*; First
auto
coil
by December
2014
to reach over
1MMT by 2025
Source:  Ducker Worldwide
~6x
~2.5x
Al auto sheet
demand expected
~10x
~4x

Re-Packaging Midstream Portfolio: Shifting mix to Grow Value-Add
Source:  Alcoa analysis
1) According to the Brazilian Aluminum Association     PE = Polyethylene
27
o[Alcoa logo]
Aluminum
Inner PE coating
Middle PE coating
Paperboard
Outer PE coating
Bud Light re-closable aluminum bottle, investment in aseptic foil packaging and closure of Australia RM facilities
Alcoa puts a cool twist on a cold one…
Uses Alcoa aluminum sheet
Patented
bottle technology
Licensed by
Anheuser-Busch
Suite of
proprietary Alcoa technology
offers premium aluminum packaging options
for brands
Differentiated
Product:
-
Re-Closable
- 84% lighter than glass bottle
- Infinitely Recyclable
U.S. Al bottle growth
expected
to more than double
by
2015
Material
Expertise
Metal-forming
know-how
Closure
of
two
Australia can sheet
Rolling Mills
200 kmt closed
by year-end 2014
$40
million
Specialty Packaging
investment in Brazil
All
additional Capacity
has
been
Fully Committed
Most
Highly Differentiated
type
of container in
Packaging
7%
annual
growth
rate in
Latin
America
over the
next 3 years
1
…While reducing commodity capacity
…And adds more differentiation to the mix…

Upstream Restructuring advances Transformation
(1) Operating capacity = Alcoa total base capacity less idled capacity
(2) Announced but not executed
28
-198
After executing
announcements
-253
2012
+61
2,964
-239
2011
-418
+234
2010 1Q 2014 2009 2008 2013
-344
2007
4,121
Tennessee: -215
Massena East: -125
Other: -113
Portland: -15
Fusina: -12
Mosjoen: +188
Lista: +94
Pt. Henry: -190
(2)
Sao Luis: -85
(2)
Massena East: -84
Pocos: -62
(2)
Other: +3
Baie Comeau: -105
Sao Luis: -97
Massena East: -41
Pocos: -34
Other: -3
Spanish system: +27
Portovesme: -150
Spanish system: -90
Other: +1
Massena East: +125
Intalco: +47
Wenatchee: +43
Other: +19
Rockdale: -267
Baie Comeau: -53
Portland: -15
Other: -9
Fusina: -32
Other: +93
Bridge of Total Smelting Operating Capacity (1) 2007 to 1Q 2014, kmt
-28%
=1,157kmt
o[Alcoa logo]

Saudi Arabia JV Progressing as Planned - World’s Lowest Cost

o[Alcoa logo]
Smelter Rolling Mill Mine Refinery
Phase 1 Phase 2
86%
complete
190 kmt
production in 2013
550 kmt
production in 2014
At
full capacity
in 2014
Lowest cost
smelter
2% point reduction
on the
smelting cost curve
First
hot
coil
in
4Q 2013
First auto
coil in
4Q 2014
First
alumina 4Q 2014
Lowest cost
refinery
2% point reduction
on
the refining cost curve
On track to provide
bauxite in 2014
97%
complete
Saudi Arabia JV construction update
100%
complete
63%
complete

Alcoa’s Transformation Accelerates
Building out Alcoa’s Value-Add Businesses;
Capturing growing Demand
Lowering Upstream Cost Base
Accelerating launch of Innovative Products;
Applying the Alcoa Advantage

o[Alcoa logo]

o[Alcoa logo]

Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 32 o[Alcoa logo]

Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD
o[Alcoa logo]

Revenue Change by Market
2%
3%
(1%)
7%
11%
(14%)
(0%)
(29%)
2%
(12%)
1%
5%
2%
9%
(6%)
(23%)
(9%)
(5%)
2%
(19%)
19%
4%
7%
6%
8%
2%
12%
1%
15%
26%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
1Q’14 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change

o[Alcoa logo]

Special Items
See appendix for Adjusted Income reconciliation.

Pre-tax, Before NCI After-tax, After NCI
$ Millions, except per-share amounts 4Q13 1Q14 4Q13 1Q14
Income Statement
Classification
Segment
Net Loss from Continuing Operations ($1,998) ($274) ($2,339) ($178)
Net Loss Per Diluted Share ($1.87) ($0.25) ($2.19) ($0.16)
Restructuring-Related ($380) ($499) ($302) ($296)
Restructuring/COGS/
Other Expenses
(Income), Net
Corporate /
Primary Metals/
GRP
Tax Items $0 $0 ($361) $22 Income Taxes Corporate
Saudi Arabia Smelter Potline ($10) ($13) ($9) ($13)
COGS/
Other Expenses
(Income), Net
Primary Metals
Massena Fire $9 $0 $5 $0
COGS
Primary
Metals/EPS/Corp
Goodwill Impairment
($1,731) $0 ($1,719) $0
Goodwill
Impairment Charge
Corporate
Mark-to-Market Energy Contracts $14 $0 $7 $0
Other Expenses
(Income), Net
Corporate
Surgold Gain $0 $28 $0 $11
Other Expenses
(Income), Net
Alumina
Special Items ($2,098) ($484) ($2,379) ($276)
Net Income from Continuing Ops excl Special Items $100 $210 $40 $98
Net Income per Diluted Share excl Special Items $0.09 $0.19 $0.04 $0.09
o[Alcoa logo]

Composition of Regional Premium Pricing Convention

o[Alcoa logo]
2014E Shipments Regional Premiums Estimated Pricing Convention
55% Midwest – Platts 15-day lag
30% Rotterdam DDP – Metal Bulletin 45-day lag
10% CIF Japan – Platts Month prior to Quarter start
5% Negotiated Annual

Alcoa smelting closures and curtailments when announced actions are complete

(1) Pocos (62 kmt) and Sao Luis (85 kmt) have been announced, but not fully executed
(2) Announced, but not executed
o[Alcoa logo]
Location Year kmt
Baie Comeau 2008 53
Eastalco 2010 195
Badin 2010 60
Warrick 2010 40
Tennessee 2011 215
Rockdale 2011 76
Baie Comeau 2013 105
Fusina 2013 44
Massena East 2013 41
Massena East 2014 84
Point Henry (2) 2014 190
Total 1,103
Alcoa smelting capacity closures, since Dec 2007
Location kmt
Rockdale 191
Sao Luis (1) 182
Portovesme 150
Pocos (1) 96
Intalco 49
Wenatchee 41
Aviles 35
Portland 30
La Coruna 25
Total 799
Alcoa smelting capacity curtailments

Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa
o[Alcoa logo]
38
(in millions)
1Q13 2Q13 3Q13 4Q13 2013 1Q14
Total segment ATOI $ 351 $ 304 $ 338 $ 224 $ 1,217 $ 325
Unallocated amounts (net of tax):
Impact of LIFO (2) 5 9 40 52 (7)
Interest expense (75) (76) (70) (73) (294) (78)
Noncontrolling interests (21) 29 (20) (29) (41) 19
Corporate expense (67) (71) (74) (72) (284) (67)
Impairment of goodwill – – – (1,731) (1,731) –
Restructuring and other charges (5) (211) (108) (283) (607) (321)
Other   (32)   (99)   (51)   (415)   (597)   (49)
Consolidated net income (loss) attributable to
Alcoa $ 149 $ (119) $ 24 $ (2,339) $ (2,285) $ (178)

Reconciliation of Adjusted Income

o[Alcoa logo]
(in millions, except per-
share amounts)     Income (Loss)     Diluted EPS
    Quarter ended     Quarter ended
March 31, December 31, March 31,   March 31, December 31, March 31,
2013 2013 2014   2013 2013 2014
Net income (loss)
attributable to Alcoa $ 149  $ (2,339) $ (178)   $ 0.13  $ (2.19) $ (0.16)
Restructuring and
other charges 5  302  274
Discrete tax items* (19) 364  (6)
Other special items**   (14)   1,713    8
Net income
attributable to Alcoa
– as adjusted $ 121  $ 40  $ 98    0.11  0.04  0.09
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the quarter ended March 31, 2014, a net benefit for a number of small items ($6);
• for the quarter ended December 31, 2013, a charge for valuation allowances related to certain Spain and U.S. deferred tax assets ($372) and a net benefit for other miscellaneous items ($8); and
• for the quarter ended March 31, 2013, a benefit related to the reinstatement under the American Taxpayer Relief Act of 2012 of two tax provisions that were applied in 2013 to Alcoa’s U.S. income tax return for calendar year 2012 ($19).
** Other special items include the following:
• for the quarter ended March 31, 2014, a tax benefit representing the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applied to restructuring and other charges ($72), an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($56), the write-off of inventory related to the permanent closure of a smelter and two rolling mills in
Australia and a smelter in the United States ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($13), a gain on the sale of a mining interest in Suriname ($11), and a loss on the writedown of an asset to fair value ($2);
• for the quarter ended December 31, 2013, an impairment of goodwill ($1,719), an unfavorable impact related to a temporary shutdown of one of the two smelter potlines at the joint venture in Saudi Arabia due to a period of pot instability
($9), a net favorable change in certain mark-to-market energy derivative contracts ($7), an insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($5), and a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized during the nine months ended September 30, 2013 ($3); and
• for the quarter ended March 31, 2013, a net favorable change in certain mark-to-market energy derivative contracts ($9) and a net insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($5).

($ in millions)  2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q13 4Q13 1Q14
Net income (loss)
attributable to
Alcoa  $    938  $  1,310  $  1,233  $  2,248  $  2,564  $       (74) $(1,151) $    254  $    611  $    191  $(2,285) $      149  $(2,339) $     (178)
Add:
Net income (loss)
attributable to
noncontrolling
interests  212  233  259  436  365  221  61  138  194  (29) 41  21  29  (19)
Cumulative effect
of accounting
changes  47
–
2
–
–
–
–
–
–
–
–
–
–
–
  Loss (income)
from
discontinued
operations
–
27  50 (22) 250 303 166 8 3
–
–
–
–
–
Provision (benefit)
for income taxes  367  546  464  853  1,623  342  (574) 148  255  162  428  64  312  (77)
Other (income)
expenses, net (278) (266) (478) (236) (1,920) (59) (161) 5      (87) (341) (25) (27) (10) 25
Interest expense 314  271  339  384  401  407  470  494  524  490  453  115  112  120
Restructuring and
other charges (28) (29) 266  507  268  939  237  207  281  172  782  7  380  461
Impairment of
goodwill
–
–
–
–
–
–
–
–
–
–
1,731
–
1,731
–
Provision for
depreciation,
depletion, and
amortization 1,110  1,142  1,227  1,252  1,244  1,234  1,311  1,450  1,479  1,460  1,421  361  350  340
Adjusted EBITDA $  2,682  $  3,234  $  3,362  $  5,422  $ 4,795  $      3,313  $    359  $  2,704  $  3,260  $  2,105  $  2,546  $      690  $     565     $     672
Sales $18,879  $21,370  $24,149  $28,950  $29,280  $    26,901  $18,439  $21,013  $24,951  $23,700  $23,032  $   5,833  $  5,585  $  5,454
Adjusted EBITDA
   Margin 14.2% 15.1% 13.9% 18.7% 16.4% 12.3% 1.9% 12.9% 13.1% 8.9% 11.1% 11.8% 10.1% 12.3%
Reconciliation of Alcoa Adjusted EBITDA
40
o[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

o[Alcoa logo]
($ in millions, except
per metric ton
amounts)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q13 4Q13 1Q14
After-tax operating
income (ATOI) $      415 $    632 $    682 $    1,050 $    956 $    727 $    112 $    301 $    607 $    90 $    259 $    58 $      70 $        92
Add:
Depreciation,
depletion, and
amortization 147 153 172 192 267 268 292 406 444 455 426 109 102 97
Equity (income) loss -- (1) -- 2 (1) (7) (8) (10) (25) (5) 4 (1) 2 5
Income taxes 161 240 246 428 340 277 (22) 60 179 (27) 66 14 21 40
Other (55) (46) (8) (6) 2 (26) (92) (5) (44) (8) (6) (3) (1) (28)
Adjusted EBITDA $      668 $    978 $    1,092 $    1,666 $  1,564 $  1,239 $    282 $    752 $   1,161 $    505 $    749 $   177 $    194 $      206
Production
(thousand metric
tons) (kmt) 13,841 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 16,618 3,994 4,249 4,172
Adjusted EBITDA /
Production ($ per
metric ton) $        48 $      68 $         75 $       110 $     104 $       81 $       20 $       47 $         70 $       31 $       45 $     44 $       46 $         49
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

($ in millions, except per
metric ton amounts)
2003 2004 2005 2006
2007
2008
2009
2010
2011
2012
2013
1Q13
4Q13
1Q14
After-tax operating income
(ATOI)  $ 657 $ 808 $ 822 $ 1,760 $ 1,445 $ 931 $ (612) $ 488 $ 481 $ 309 $ (20) $ 39 $ (35) $ (15)
Add:
Depreciation, depletion,
and amortization  310 326 368 395 410 503 560 571 556 532 526 135 128 124
Equity (income) loss  (55) (58) 12 (82) (57) (2) 26 (1) 7 27 51 9 22 28
Income taxes  256 314 307 726 542 172 (365) 96 92 106 (74) 1 (34) (11)
Other  12 20 (96) (13) (27) (32) (176) (7) 2 (422) (8) (1) (6) –
Adjusted EBITDA  $ 1,180 $ 1,410 $ 1,413 $ 2,786 $ 2,313 $ 1,572 $ (567) $ 1,147 $ 1,138 $ 552 $ 475 $ 183 $ 75 $ 126
Production (thousand
metric tons) (kmt)  3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 3,550 891 866 839
Adjusted EBITDA /
Production ($ per
metric ton)  $ 336 $ 418 $ 398 $ 784 $ 626 $ 392 $ (159) $ 320 $ 301 $ 148 $ 134 $ 205 $ 87 $ 150
Reconciliation of Primary Metals Adjusted EBITDA
42
o[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items:
Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Global Rolled Products Adjusted EBITDA

o[Alcoa logo]
($ in millions, except
  per metric ton
  amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q13 4Q13 1Q14
After-tax operating
   income (ATOI) $     232  $      223  $    232  $     290  $     300  $     317  $     151  $     (41) $    (106) $    241  $   260  $    346  $    252  $     81  $      21  $     59
Add:
  Depreciation,
    depletion, and
    amortization 167  184  190  200  220 223  227  216  227  238  237  229  226  57  58  58
  Equity loss  2  4  1  1  – 2  – – – – 3  6  13  4  4  5
  Income taxes  112  90  77  97  135 113  77  14  12  103  98  159  108  39  5  34
  Other    (5) (8) (5) 1  1 20 1 6 (2) 1 1 (2) – (1) 1  (2)
Adjusted EBITDA*  $     508  $      493  $    495  $     589  $     656  $     675  $     456  $     195  $      131  $     583  $    599  $    738  $    599  $      89  $    154
Total shipments
  (thousand metric
  tons) (kmt) 1,863  1,814  1,893  2,136  2,250  2,376  2,482  2,361  1,888  1,755  1,866  1,943  1,989  468  481  489
Adjusted EBITDA
   / Total shipments
  ($ per metric ton)* $     273  $      272  $    261  $     276  $     292  $     284  $     184  $      83  $        69  $    332  $   321  $    380  $    301  $   385  $    185  $    315
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
In 1Q14, the Adjusted EBITDA of Global Rolled Products includes a $13 charge for the write-off of inventory related to the permanent closure of two rolling mills in Australia. Excluding this charge, Adjusted EBITDA was $167 and the resulting EBITDA per metric ton was $342 for 1Q14.
*

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

o[Alcoa logo]
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The
Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
($ in millions)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
1Q13
4Q13
1Q14
After-tax operating
income (ATOI) $ 126 $ 161 $ 276 $ 382 $ 423 $ 522 $ 311 $ 419 $ 537 $ 612 $ 726 $ 173 $ 168 $ 189
Add:
Depreciation,
depletion, and
amortization   166   168   160   152   163   165   177   154   158   158   159   40   40   40
Equity loss
(income)   –   –   –   6   –   –   (2)   (2)   (1)   –   –   –   –   –
Income taxes   57   70   120   164   184   215   138   198   258   297   348   84   79   91
Other   11   106   (11)   (2)   (7)   2   1   –   (1)   (9)   (2)   –   (2)   –
Adjusted EBITDA $ 360 $ 505 $ 545 $  702 $ 763 $ 904 $ 625 $ 769 $ 951 $ 1,058 $ 1,231 $ 297 $  285 $ 320

Third-party sales $ 3,905 $ 4,283 $ 4,773 $  5,428 $ 5,834 $  6,199 $  4,689 $ 4,584 $  5,345 $ 5,525 $ 5,733 $  1,423 $ 1,405 $  1,443
Adjusted EBITDA
Margin   9.2%   11.8%   11.4%   12.9%   13.1%   14.6%   13.3%   16.8%   17.8%   19.1%   21.5%   20.9%   20.3%   22.2%

Reconciliation of Free Cash Flow

o[Alcoa logo]
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
(in millions)  Quarter ended
September 30,
2011
December 31,
2011
March 31,
2012
June 30,
2012
September 30,
2012
December 31,
2012
March 31,
2013
June 30,
2013
September 30,
2013
December 31,
2013
March 31,
2014
Cash from
   operations $         489  $      1,142  $     (236) $       537  $          263  $         933  $       (70) $       514  $        214  $       920  $      (551)
Capital
   expenditures (325) (486) (270) (291) (302) (398) (235) (286) (250) (422) (209)
Free cash
  flow $        164  $        656  $     (506) $       246  $        (39) $         535  $      (305) $      228  $        (36) $       498  $       (760)

Reconciliation of Free Cash Flow, con’t

o[Alcoa logo]
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
(in millions)  Quarter ended
December 31, March 31, June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30,
2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011
Cash from
operations $
608
$
(271)
$
328
$
184
$
1,124
$
199
$
300
$
392
$
1,370
$
(236)
$
798
Capital
expenditures
  (1,017)

(471)

(418)

(370)

(363)

(221)

(213)

(216)

(365)

(204)

(272)

Free cash
flow
$ (409)
$
(742)
$
(90)
$
(186)
$
761
$
(22)
$
87
$
176
$
1,005
$
(440)
$
526

Days Working Capital

o[Alcoa logo]
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
($ in millions)
Quarter ended
March 31, June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31,
2012 2012 2012 2012 2013 2013 2013 2013 2014
Receivables from customers, less
allowances    $ 1,709 $ 1,650 $ 1,600 $ 1,573 $ 1,704 $ 1,483 $ 1,427 $ 1,383 $ 1,391
Add: Deferred purchase price receivable*   85   144   104   53   50 223   347   339   238
Receivables from customers, less
allowances, as adjusted 1,794 1,794 1,704 1,626 1,754 1,706 1,774 1,722 1,629
Add: Inventories 3,079 3,097 3,051 2,894 2,961 2,949 2,932 2,783 2,974
Less: Accounts payable, trade    2,660   2,594   2,496   2,587   2,656 2,820   2,746   2,816   2,813
Working Capital** $ 2,213 $ 2,297 $ 2,259 $ 1,933 $ 2,059 $ 1,835 $ 1,960 $ 1,689 $ 1,790
Sales $ 6,006 $ 5,963 $ 5,833 $ 5,898 $ 5,833 $ 5,849 $ 5,765 $ 5,585 $ 5,454
Days Working Capital 34 35 36 30 32 29 31 28 30
*     The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
**    Beginning January 1, 2014, management changed the manner in which Working Capital is measured by moving from an end of quarter Working Capital to an average quarter
       Working Capital.  This change will now reflect  the capital tied up during a given quarter.  As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.

Reconciliation of Net Debt
(in millions)
December 31, March 31,
2008 2009 2010 2011 2012 2013 2014
Short-term borrowings $    478 $    176 $      92 $      62 $      53 $      57 $      53
Commercial paper 1,535 – – 224 – – –
Long-term debt due within
one year

56

669

231

445

465

655

85
Long-term debt, less amount
due within one year

  8,509

  8,974

  8,842

  8,640

  8,311

  7,607

  7,609
Total debt   10,578   9,819   9,165   9,371   8,829   8,319   7,747
Less: Cash and cash
equivalents
     762
  1,481
  1,543
  1,939
  1,861
  1,437
     665
Net debt $ 9,816 $ 8,338 $ 7,622 $ 7,432 $ 6,968 $ 6,882 $ 7,082
48
o[Alcoa logo]
Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.

Reconciliation of Net Debt-to-Capital

o[Alcoa logo]
Net debt-to-capital is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
($ in millions)  December 31, 2013  March 31, 2014
Debt-to-Capital
Cash and Cash Net Debt-to-
Debt-to-Capital
Cash and Cash
Net Debt-to-
Equivalents Capital Equivalents
Capital
Total Debt

Short-term borrowings  $ 57   $ 53
Long-term debt due within

one year
655
85
Long-term debt, less  amount

due within one year
7,607
7,609
Numerator  $
8,319 $ 1,437 $ 6,882
$
7,747 $ 665 $ 7,082

Total Capital

Total debt  $
8,319
$
7,747
Total equity
13,512
14,374
Denominator  $
21,831 $ 1,437 $ 20,394
$
22,121 $ 665 $ 21,456

Ratio
38.1% 33.7%   35.0% 33.0%

Composition of Upstream Production Costs
Refining Cost Structure
Smelting Cost Structure
1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average

o[Alcoa logo]

2014 global aluminum demand growth continues

Source: Alcoa estimates, Brook Hunt, CRU, Harbor
1.0
25.2
6.6
6.4
4.2
2.1
2.0
2.0
1.1
3%
10%
4%
2%
5%
5%
8%
8%
4%
5%
2014E
52.6 mmt
* Other includes Africa, E.Europe, Latin America ex Brazil, and Oceania
2014 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other *
2.0
2014 demand +7%
World ex China +4%
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Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Alumina surplus persists, global metal deficit emerging
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2014E Aluminum Supply/Demand Balance
’000 mt China Rest of World
2014 Production 23,800 25,155
2014 Production to be added 3,150 1,300
2014 Capacity to be curtailed (1,100) (240)
Total supply 25,850 26,215
Demand (25,450) (27,345)
Net Balance 400 (1,130)
2014E Alumina Supply/Demand Balance
’000 mt China Rest of World
2014 Production 42,200 54,134
2014 Production to be added 6,800 3,300
2014 Capacity to be curtailed - (950)
Imports/(exports) 3,400 (3,400)
Total supply 52,400 53,084
Demand (51,700) (51,527)
Net Balance 700 1,557
Supply/Demand Analysis
SURPLUS
2,257
DEFICIT
(730)
4Q13
Surplus
1,996
4Q13
Surplus
106

53 Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange Global inventories increase as China stocks rise, ROW declining o[Alcoa logo] Global Inventories vs. LME Price Over Time $

Regional premiums move higher

Source: Monthly average of daily prices - Platts Metals Week
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
Regional Premiums over time
$ per metric
ton
$ per metric
ton
Region End of 1Q 14
Europe $360/MT
Japan $371/MT
Midwest USA $409/MT
1Q 14 vs. 1Q 13
Change
Europe   20%
Japan   33%
Midwest USA  69%
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